Exhibit 32.1

Certification of the Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, William C. Cobb, Chief Executive Officer of Frontdoor, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
the Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, (the “Periodic Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Frontdoor, Inc.

Date: May 2, 2024

/s/ William C. Cobb
Name: William C. Cobb
Title: Chief Executive Officer